Exhibit 99.1

Verastem Oncology Announces Debt Refinancing with Oberland Capital and Strategic Commercialization Partnership with IQVIA to Support Potential Launch in Recurrent KRAS Mutant Low-Grade Serous Ovarian Cancer in Mid-2025

Company cash, cash equivalents, and investments of $88.8 million as of December 31, 2024; pro forma cash position of $128.6 million including debt refinancing and equity issuance provides cash runway beyond FDA approval

BOSTON--(BUSINESS WIRE)—January 13, 2025--Verastem Oncology (Nasdaq: VSTM), a biopharmaceutical company committed to advancing new medicines for patients with RAS/MAPK pathway-driven cancers, today announced a new credit facility for up to $150 million along with an equity investment of $7.5 million with Oberland Capital Management LLC (Oberland Capital). In addition, the Company announced a strategic collaboration with IQVIA Inc. (IQVIA) to leverage IQVIA's world-class infrastructure and established commercialization solutions to complement its launch strategy for the investigational combination of avutometinib plus defactinib for the treatment of recurrent KRAS mutant low-grade serous ovarian cancer (LGSOC) planned for mid-2025.

“The Oberland Capital transaction, coupled with our strategic partnership with IQVIA, enables us to launch avutometinib plus defactinib for recurrent LGSOC from a position of financial strength and with commercialization solutions to accelerate our launch. The additional capital will help us create a commercial revenue stream to support our pipeline with new approaches for patients needing treatments for complex and rare cancers,” said Dan Paterson, president and chief executive officer of Verastem Oncology.

Verastem’s commercialization efforts are in anticipation of potential U.S. Food and Drug Administration (FDA) approval of avutometinib plus defactinib in recurrent KRAS mutant LGSOC. The Company announced on December 30, 2024, that the FDA set a Prescription Drug User Fee Act (PDUFA) action date for its NDA submission of June 30, 2025.

Under the terms of the note purchase agreement with Oberland Capital, Verastem will issue an initial $75 million of notes at closing, which is expected to occur on January 13, 2025. The Company then has the ability to access up to an additional $75 million in notes upon achievement of certain pre-determined milestones related to the potential regulatory approval and commercialization of avutometinib plus defactinib for the treatment of LGSOC. The notes carry an interest-only period of six years and will bear interest at a floating rate, which is subject to both a floor and a cap. The note purchase agreement also provides for revenue participation pursuant to which Oberland Capital will initially be entitled to 1.0% of the first $100 million of net sales in each calendar year of certain of the Company’s products, subject to pro-rata increase upon potential future draw downs.

In addition, the Company has entered into a stock purchase agreement with affiliates of Oberland Capital for the private placement of 1,416,939 shares of the Company’s common stock issued at closing, representing $7.5 million of gross proceeds based on the trailing 30-trading days volume-weighted average price or VWAP of $5.2931 per share. Additionally, Oberland has the option to participate in certain future equity offerings that may be consummated by the Company within the three years from closing, for up to $2.5 million at the same price per share in such offering. Closing of the stock purchase agreement is expected to occur concurrently with the closing of the note purchase agreement on January 13, 2025. A portion of the proceeds from the notes and equity investment will be used to fully repay amounts owed under the Company’s existing loan with Oxford Finance ($42.7 million), which has been terminated.

The Company had a preliminary unaudited cash, cash equivalents, and short term investment balance of $88.8 million as of December 31, 2024. Taking into account the initial $75.0 million of notes and $7.5 million of equity to be purchased by Oberland Capital at closing, and the repayment of amounts owed under the Company’s existing loan with Oxford Finance, the Company would have had pro-forma cash, cash equivalents, and short-term investment balance of $128.6 million as of December 31, 2024. Both the actual and pro forma December 31, 2024 balances stated herein are preliminary, unaudited estimates and subject to revision upon completion of the Company's closing and audit processes and do not present all information necessary for an understanding of the Company’s financial condition as of, and its results of operations for the fiscal year ended December 31, 2024. Additional details regarding this financing will be available in a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission.

The agreement between Verastem and IQVIA allows Verastem to tap into IQVIA’s industry-leading expertise and resources while maintaining strategic oversight through the commercialization process and launch. IQVIA will help accelerate key launch capabilities resulting in significant savings while delivering a world-class product launch.

About the Avutometinib and Defactinib Combination

Avutometinib is an oral RAF/MEK clamp that potentially inhibits MEK1/2 kinase activities and induces inactive complexes of MEK with ARAF, BRAF, and CRAF, potentially creating a more complete and durable anti-tumor response through maximal RAS/MAPK pathway inhibition. In contrast to currently available MEK-only inhibitors, avutometinib blocks both MEK kinase activity and the ability of RAF to phosphorylate MEK. This unique mechanism allows avutometinib to block MEK signaling without the compensatory activation of MEK that appears to limit the efficacy of the MEK-only inhibitors.

Defactinib is an oral, selective inhibitor of focal adhesion kinase (FAK) and proline-rich tyrosine kinase-2 (Pyk2), the two members of the focal adhesion kinase family of non-receptor protein tyrosine kinases. FAK and Pyk2 integrate signals from integrin and growth factor receptors to regulate cell proliferation, survival, migration, and invasion. FAK activation has been shown to mediate resistance to multiple anti-cancer agents, including RAF and MEK inhibitors.

Verastem Oncology is currently conducting clinical trials with avutometinib with and without defactinib in RAS/MAPK-driven tumors as part of its Raf And Mek Program or RAMP. Verastem is currently enrolling patients and activating sites for RAMP 301 (GOG-3097/ENGOT-ov81/NCRI) (NCT06072781), an international Phase 3 confirmatory trial evaluating the combination of avutometinib and defactinib versus standard chemotherapy or hormonal therapy for the treatment of recurrent low-grade serous ovarian cancer (LGSOC).

Verastem was granted Priority Review and a Prescription Drug User Fee Act (PDUFA) date of June 30, 2025, for its New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA), for the investigational combination of avutometinib and defactinib in adults with recurrent KRAS mutant LGSOC who received at least one prior systemic therapy. Verastem initiated a rolling NDA in May 2024 to the FDA and completed its NDA submission in October 2024. The FDA granted Breakthrough Therapy Designation for the treatment of patients with recurrent LGSOC after one or more prior lines of therapy, including platinum-based chemotherapy, in May 2021. Avutometinib alone or in combination with defactinib was also granted Orphan Drug Designation by the FDA for the treatment of LGSOC.

Verastem Oncology has established a clinical collaboration with Amgen to evaluate LUMAKRAS™ (sotorasib) in combination with avutometinib and defactinib in both treatment-naïve patients and in patients whose KRAS G12C mutant non-small cell lung cancer progressed on a G12C inhibitor as part of the RAMP 203 trial (NCT05074810). Verastem has received Fast Track Designation from the FDA for the triplet combination in April 2024. RAMP 205 (NCT05669482), a Phase 1b/2 clinical trial evaluating avutometinib and defactinib with gemcitabine/nab-paclitaxel in patients with front-line metastatic pancreatic cancer, is supported by the PanCAN Therapeutic Accelerator Award. FDA granted Orphan Drug Designation to the avutometinib and defactinib combination for the treatment of pancreatic cancer.

About Verastem Oncology

Verastem Oncology (Nasdaq: VSTM) is a late-stage development biopharmaceutical company committed to the development and commercialization of new medicines to improve the lives of patients diagnosed with RAS/MAPK pathway-driven cancers. Our pipeline is focused on novel small molecule drugs that inhibit critical signaling pathways in cancer that promote cancer cell survival and tumor growth, including RAF/MEK inhibition and FAK inhibition. For more information, please visit www.verastem.com and follow us on LinkedIn.

About Oberland Capital

Oberland Capital is a private investment firm formed in 2013 with assets under management in excess of $3.0 billion. The firm is focused exclusively on investing in the global healthcare industry and specializing in flexible investment structures customized to meet the specific needs of its transaction partners. Oberland Capital's broad suite of financing solutions includes monetization of royalty streams, acquisition of future product revenues, creation of project-based financing structures, and investments in traditional debt and equity. With a combination of deep industry knowledge and extensive structured finance experience, the Oberland Capital team has a history of creating value for its transaction partners. For more information, please visit www.oberlandcapital.com or contact Johnna Schifilliti at (212) 257-5850.

Forward-Looking Statements

This press release includes forward-looking statements about, among other things, Verastem Oncology’s programs and product candidates, strategy, future plans and prospects, including statements related to the anticipated timing of closing an funding of the transactions with Oberland Capital, the expected outcome and benefits of the collaboration and the agreement between Verastem and IQVIA, the expected timing of further FDA action on the New Drug Application (NDA) for the avutometinib and defactinib combination product in KRAS-mutant and recurrent low-grade serous ovarian cancer, the potential clinical value of various of the Company’s clinical trials, interactions with regulators, the potential for and timing of commercialization of product candidates and potential for additional development programs involving Verastem Oncology’s lead compound. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," “can,” “promising” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statement.  Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including avutometinib in combination with other compounds, including defactinib, LUMAKRAS™ and others; the uncertainties inherent in research and development, such as negative or unexpected results of clinical trials, the occurrence or timing of applications for our product candidates that may be filed with regulatory authorities in any jurisdictions; whether and when regulatory authorities in any jurisdictions may approve or reject any such applications that may be filed for our product candidates, and, if approved, whether our product candidates will be commercially successful in such jurisdictions; our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates; the scope, timing, and outcome of any legal proceedings; decisions by regulatory authorities regarding trial design, labeling and other matters that could affect the timing, availability or commercial potential of our product candidates; whether preclinical testing of our product candidates and preliminary or interim data from clinical trials will be predictive of the results or success of ongoing or later clinical trials; the uncertainty around the timing, scope and rate of reimbursement for our product candidates; internal and third-party estimates about the market opportunities of our drug candidates may prove to be incorrect; third-party payors (including government agencies) may not reimburse; there may be competitive developments affecting our product candidates; data may not be available when expected; that enrollment of clinical trials may take longer than expected, which may delay our development programs, including delays in review by the FDA of our NDA submission in recurrent KRAS mutant LGSOC if enrollment in our confirmatory trial is not well underway at the time of submission, or that the FDA may require the Company to have completed enrollment or to enroll additional patients in the Company’s ongoing RAMP-301 confirmatory Phase 3 clinical trial prior to the FDA taking action on our NDA seeking accelerated approval; risks associated with preliminary and interim data, which may not be representative of more mature data, including with respect to interim duration of therapy data; our product candidates may cause adverse safety events and/or unexpected concerns may arise from additional data or analysis, or result in unmanageable safety profiles as compared to their levels of efficacy; we may be unable to successfully validate, develop and obtain regulatory approval for companion diagnostic tests for our product candidates that require or would commercially benefit from such tests, or experience significant delays in doing so; the mature RAMP 201 data and associated discussions with the FDA may not support the scope of our NDA submission for the avutometinib and defactinib combination in LGSOC, including with respect to both recurrent KRAS mutant and recurrent KRAS wild type LGSOC; our product candidates may experience manufacturing or supply interruptions or failures; any of our third party contract research organizations, contract manufacturing organizations, clinical sites, or contractors, among others, who we rely on may fail to fully perform; we face substantial competition, which may result in others developing or commercializing products before or more successfully than we do which could result in reduced market share or market potential for our product candidates; we may be unable to successfully initiate or complete the clinical development and eventual commercialization of our product candidates; the development and commercialization of our product candidates may take longer or cost more than planned, including as a result of conducting additional studies or our decisions regarding execution of such commercialization; we may not have sufficient cash to fund our contemplated operations, including certain of our product development programs; we may not attract and retain high quality personnel; we or Chugai Pharmaceutical Co., Ltd. may fail to fully perform under the avutometinib license agreement; the total addressable and target markets for our product candidates might be smaller than we are presently estimating; we or Secura Bio, Inc. (Secura) may fail to fully perform under the asset purchase agreement with Secura, including in relation to milestone payments; we may not see a return on investment on the payments we have and may continue to make pursuant to the collaboration and option agreement with GenFleet Therapeutics (Shanghai), Inc. (GenFleet), or that GenFleet may fail to fully perform under the agreement; we may not be able to establish new or expand on existing collaborations or partnerships, including with respect to in-licensing of our product candidates, on favorable terms, or at all; we may be unable to obtain adequate financing in the future through product licensing, co-promotional arrangements, public or private equity, debt financing or otherwise; we may not pursue or submit regulatory filings for our product candidates; our product candidates may not receive regulatory approval, become commercially successful products, or result in new treatment options being offered to patients; and that our final audited cash, cash equivalents, and short-term investments for the year ended December 31, 2024 may differ materially from the preliminary and unaudited amount reported herein.

Other risks and uncertainties include those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (SEC) on March 14, 2024 and in any subsequent filings with the SEC, which are available at www.sec.gov. As a result of these and other factors, we may not achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements contained in this press release reflect Verastem Oncology’s views as of the date hereof, and the Company does not assume and specifically disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

For Investor and Media Inquiries:

Julissa Viana

Vice President, Corporate Communications and Investor Relations

investors@verastem.com or

media@verastem.com